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                                  AMERICAN FLAG

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                                                               THE GABELLI
                                                               EQUITY TRUST INC.

THIRD QUARTER REPORT
SEPTEMBER 30, 2002

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                                   THE GABELLI
                                EQUITY TRUST INC.

          Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

[STATE FLAG GRAPHICS OMITTED]

ALABAMA       ALASKA    ARIZONA     ARKANSAS    CALIFORNIA COLORADO CONNECTICUT DELAWARE      FLORIDA       GEORGIA
HAWAII        IDAHO     ILLINOIS    INDIANA     IOWA       KANSAS   KENTUCKY    LOUISIANA     MAINE         MARYLAND
MASSACHUSETTS MICHIGAN  MINNESOTA   MISSISSIPPI MISSOURI   MONTANA  NEBRASKA    NEVADA        NEW HAMPSHIRE NEW JERSEY
NEW MEXICO    NEW YORK  N. CAROLINA N. DAKOTA   OHIO       OKLAHOMA OREGON      PENNSYLVANIA  RHODE ISLAND  S. CAROLINA
S. DAKOTA     TENNESSEE TEXAS       UTAH        VERMONT    VIRGINIA WASHINGTON  WEST VIRGINIA WISCONSIN     WYOMING

          INVESTMENT OBJECTIVE:

          The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      In the third quarter of 2002, ongoing economic uncertainty in part reflecting oil prices over $30 per barrel, a crisis in confidence in the integrity of corporate America and the increasing probability of military action against Iraq weighed heavily on the stock market. Near panic selling in July pushed market indices to multi-year lows. A brief rally in August gave way to another wave of selling in September, and at the close of the quarter, the leading market indices were re-testing July lows. Although the Gabelli Equity Trust (the "Trust") declined a disappointing 20.15%, positive returns from selected consumer goods, industrial, cable television and media stocks, which were hurt in the second quarter, buoyed performance. Notwithstanding that, we believe we can continue to provide returns over the long term outpacing those achieved in unmanaged baskets of securities by doing what we do best -- picking stocks.

[MARIO GABELLI GRAPHIC OMITTED]
MARIO GABELLI

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THE GABELLI
EQUITY TRUST INC.


TABLE I

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

             AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
             -----------------------------------------------------
                                                        YEAR TO      SINCE
                                              QUARTER     DATE    INCEPTION (B)  10 YEAR  5 YEAR    3 YEAR    1 YEAR
                                              -------     ----    -------------  -------  ------    ------    ------
  Gabelli Equity Trust:
    NAV Return (c) .......................    (20.15)%  (27.89)%       9.59%      7.75%   (0.28)%   (7.34)%  (19.00)%
    Investment Return (d) ................    (26.56)%  (27.53)%      10.45%      9.97%     4.41%   (2.19)%  (19.04)%

  S&P 500 Index ..........................    (17.27)%  (28.15)%      10.31%      8.99%   (1.62)%  (12.88)%  (20.47)%
  Dow Jones Industrial Average ...........    (17.40)%  (23.11)%      12.00%     11.13%     0.83%   (8.19)%  (12.49)%
  Nasdaq Composite Index .................    (19.90)%  (39.91)%       7.22%      7.23%   (7.01)%  (24.71)%  (21.80)%

(a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on August 21, 1986.
(c) Total returns and average annual returns reflect changes in net asset value ("NAV"), reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains, and are net of expenses. Since Inception return based on initial net asset value of $9.34.
(d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains. Since Inception return based on an initial offering price of $10.00.

--------------------------------------------------------------------------------

COMMON STOCK 10% DISTRIBUTION POLICY

      The Trust continues to maintain its 10% Distribution Policy whereby the Trust pays out to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, the Trust distributed $0.27 per share on September 24, 2002.

      Under the policy, distributions are made at the annual rate of 10% of the average of the calendar quarter-end net assets of the Trust's common stock at December 2001 and March, June, and September 2002. The Trust currently distributes $0.27 per share to common stock shareholders at quarter-end in March, June, and September. The fourth quarter distribution is a variable adjusting distribution in December. The adjusting distribution is the greater of the remaining portion of 10% of the average net assets to be distributed (10% of the average net assets less the cumulative $0.81 per share ($0.27 x 3) paid in March, June, and September) or the distribution required by IRS regulations.

      As of September 30, 2002, there would be no requirement for a fourth quarter distribution to common stock shareholders. 10% of the Trust's average net assets using calendar quarter-end net assets of the Trust's common stock for the past four quarters equates to $0.78 per share. The distribution of $0.27 per share paid in September brought the total distribution for 2002 to $0.81 per share, thus satisfying the Trust's 10% Distribution Policy for 2002. The Board of Directors will determine the amount of any potential distribution of income, capital gains or capital (non-taxable return of principal) to be made at the end of the fourth quarter at a meeting in late November. In any event, the Trust will continue to make every effort to provide our common stock shareholders with consistent distributions throughout the year pursuant to our policy.

      On November 20, 2002, the Board of Directors declared a $0.14 per share cash distribution payable on December 24, 2002 to common stock shareholders of record on December 16, 2002. Additionally, the Board of Directors declared a $0.27 per share cash distribution payable on March 25, 2003 to common stock shareholders of record on March 17, 2003, pursuant to the Trust's 10% Distribution Policy. The Board of Directors will continue to monitor the Trust's 10% Distribution Policy in light of the net asset value and the current low interest rate environment.

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Trust trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Trust's underlying portfolio) or a discount to (lower than) net asset value. Of the 519 publicly-traded closed-end funds in the U.S., approximately 27% currently trade at premiums to NAV versus 26% five years ago and 58% ten years ago. For general equity funds such as the Trust, approximately 13% currently trade at premiums to NAV versus 22% five years ago and 29% ten years ago.

      Ideally, the Trust's market price will generally track the NAV. The Trust's premium or discount to NAV fluctuates over time. Over our Trust's 16-year history, the range fluctuated from a 38% premium in June 2002 to a 27% discount in December 1987. The average variance from NAV for the Trust since inception is a 0.2% discount to NAV. Beginning in early 2001, the market price of the Trust exceeded the NAV and this premium has gradually increased since. The previous extended period in which a premium existed occurred during a 20-month period from August 1993 to March 1995.

      "Mr. Market" often provides opportunities to invest at a discount. The Trust has undertaken various initiatives to narrow the discount when appropriate through distribution policies, rights offerings, share repurchase programs and use of leverage.

      The Trust's long-term investment goal is to generate a real rate of return of 10%. We believe that our stock selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 10% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Trust is not likely to be sustainable.

September 30, 2002
------------------
Net Asset Value             $ 5.79
Market Price                 $7.06
Premium                     21.93%

[GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS:

 9/30/86               0.0067
10/31/86               0.0046
11/30/86              -0.039
12/31/86              -0.0661
 1/31/87              -0.1363
 2/28/87              -0.1323
 3/31/87              -0.1555
 4/30/87              -0.1393
 5/31/87              -0.1788
 6/30/87              -0.2028
 7/31/87              -0.2
 8/31/87              -0.2052
 9/30/87              -0.2128
10/31/87              -0.2074
11/30/87              -0.2154
12/31/87              -0.2061
 1/31/88              -0.2235
 2/29/88              -0.1145
 3/31/88              -0.1523
 4/30/88              -0.1477
 5/31/88              -0.1906
 6/30/88              -0.0819
 7/31/88              -0.0984
 8/31/88              -0.0942
 9/30/88              -0.1097
10/31/88              -0.1256
11/30/88              -0.1104
12/31/88              -0.1113
 1/31/89              -0.1214
 2/28/89              -0.1108
 3/31/89              -0.1006
 4/30/89              -0.0925
 5/31/89              -0.0699
 6/30/89              -0.0468
 7/31/89              -0.0854
 8/31/89              -0.0243
 9/30/89              -0.0385
10/31/89              -0.0257
11/30/89              -0.0217
12/31/89               0.0076
 1/31/90               0.0534
 2/28/90              -0.0156
 3/31/90               0.0242
 4/30/90               0.0033
 5/31/90              -0.0056
 6/30/90              -0.0049
 7/31/90              -0.0176
 8/31/90              -0.018
 9/30/90              -0.0348
10/31/90              -0.1187
11/30/90              -0.0327
12/31/90               0.029
 1/31/91              -0.0091
 2/28/91               0.0269
 3/31/91               0.015
 4/30/91              -0.0257
 5/31/91              -0.01
 6/30/91               0.0138
 7/31/91              -0.0032
 8/31/91              -0.0009
 9/30/91              -0.0298
10/31/91              -0.0083
11/30/91              -0.1014
12/31/91              -0.0366
 1/31/92              -0.0077
 2/29/92               0.0141
 3/31/92               0.0045
 4/30/92               0.0069
 5/31/92               0.0092
 6/30/92               0.0032
 7/31/92               0.0165
 8/31/92               0.0309
 9/30/92               0.0427
10/31/92              -0.0068
11/30/92              -0.0461
12/31/92              -0.0257
 1/31/93              -0.0312
 2/28/93              -0.0046
 3/31/93               0.0265
 4/30/93               0.0436
 5/31/93               0.012
 6/30/93              -0.0207
 7/31/93              -0.0093
 8/31/93              -0.0358
 9/30/93               0.0088
10/31/93               0.0601
11/30/93               0.0659
12/31/93               0.0573
 1/31/94               0.0797
 2/28/94               0.0673
 3/31/94               0.0733
 4/30/94              -0.027
 5/31/94               0.0524
 6/30/94               0.0542
 7/31/94               0.0233
 8/31/94               0.0597
 9/30/94               0.0185
10/31/94               0.0375
11/30/94               0.0622
12/31/94               0.0121
 1/31/95               0.0047
 2/28/95               0.03
 3/31/95               0.017
 4/30/95              -0.0122
 5/31/95              -0.024
 6/30/95              -0.0081
 7/31/95              -0.044
 8/31/95              -0.0697
 9/30/95              -0.0845
10/31/95              -0.1206
11/30/95              -0.075
12/31/95              -0.0578
 1/31/96              -0.0625
 2/29/96              -0.0821
 3/31/96              -0.0385
 4/30/96              -0.0732
 5/31/96              -0.0916
 6/30/96              -0.047
 7/31/96              -0.0576
 8/31/96              -0.0708
 9/30/96              -0.0474
10/31/96              -0.0405
11/30/96              -0.0644
12/31/96              -0.0394
 1/31/97              -0.0741
 2/28/97              -0.0644
 3/31/97              -0.0424
 4/30/97              -0.0077
 5/31/97              -0.0688
 6/30/97              -0.0613
 7/31/97              -0.0693
 8/31/97              -0.0676
 9/30/97              -0.0397
10/31/97              -0.0636
11/30/97              -0.0175
12/31/97               0.0316
 1/31/98               0.0119
 2/28/98              -0.0088
 3/31/98              -0.022
 4/30/98              -0.0788
 5/31/98              -0.0885
 6/30/98              -0.04
 7/31/98              -0.042
 8/31/98              -0.0814
 9/30/98              -0.0091
10/31/98               0.0025
11/30/98               0.0216
12/31/98               0.0026
 1/31/99               0.0103
 2/28/99               0.0264
 3/31/99               0.0202
 4/30/99              -0.0068
 5/31/99              -0.006
 6/30/99              -0.0163
 7/31/99               0.007
 8/31/99               0.0159
 9/30/99               0.0126
10/31/99              -0.0045
11/30/99              -0.0178
12/31/99              -0.0147
 1/31/00              -0.0331
 2/29/00              -0.0835
 3/31/00              -0.0438
 4/30/00              -0.078
 5/31/00              -0.046
 6/30/00               0.0097
 7/31/00              -0.0093
 8/31/00               0.0073
 9/30/00              -0.0179
10/31/00              -0.0298
11/30/00               0.0332
12/31/00               0.0493
 1/31/01              -0.045
 2/28/01              -0.0067
 3/31/01               0.1048
 4/30/01               0.0937
 5/31/01               0.1453
 6/30/01               0.1596
 7/31/01               0.1107
 8/31/01               0.1614
 9/30/01               0.2041
10/31/01               0.2241
11/30/01               0.2314
12/31/01               0.2029
 1/31/02               0.2497
 2/28/02               0.2463
 3/30/02               0.2311
 4/30/02               0.248
 5/30/02               0.2955
 6/30/02               0.3215
 7/31/02               0.3318
 8/31/02               0.3392
 9/30/02               0.2193

COMMENTARY

THE ECONOMY: A RECOVERY

      Economic growth was quite good in the third quarter. Federal Reserve Board ("Fed") Chairman Alan Greenspan is confident the economy is still on a moderate growth path. Investors aren't so sure. On balance, economic data has been mixed. Consumer spending has remained buoyant. Housing starts, existing home sales and auto sales are still quite healthy. Retail sales have held up well, despite the drag from rising unemployment and the toxic impact of the wealth effect.

      Why is the economy treading water? The business sector is acting like a deer caught in headlights. A dearth of capital spending continues to drag on the economy and uncertainty regarding Iraq is also probably having an impact. Oil hovering over $30 a barrel is taking its toll on all. We saw impressive Gross Domestic Product ("GDP") growth in the first half as companies began rebuilding inventories depleted during the recession and in the aftermath of 9/11. Then the re-stocking of shelves was put on hold as corporate managers devoted much of their time, energy and resources making sure their companies' books were in good order and/or shoring up balance sheets. As these tasks are completed, we should see the inventory rebuilding cycle resume and the economy make more meaningful progress, though the West Coast dock lock-out will mute results. As corporate managers gain confidence that the recovery is for real, we should also see a modest up-tick in capital spending take some of the economic burden off the American consumer's broad shoulders. However, in order for the world economies to gain traction oil would need to be plentiful and priced below $25 per barrel.

      Higher energy prices are essentially a tax on virtually every business and consumer. At around $30 per barrel, oil appears to be discounting a serious disruption in supply resulting from a potential war in Iraq, and, closer to home, a threatened strike by Mexican oil workers. It is impossible to predict what will happen in the coming months. However, should the supply lines remain open, we believe oil prices will come down from current levels and no longer pose a serious threat to a global economic recovery. Longer term, the U.S. must consume less and find alternative ways to power our ubiquitous automobile.

      The corporate earnings picture remains cloudy. In our second quarter 2002 letter to shareholders, we opined that given steady economic progress, increased productivity, cost cutting, financial re-engineering, a decline in the "everything including the kitchen sink" write-offs taken in 2001 and a weakening dollar, the result would be a favorable impact on 2002 earnings. We went on to say that although stocks did not yet look cheap, rising earnings would make valuations appear more reasonable. Second half 2002 earnings growth will likely provide help to battered stocks. It appears that the earnings recovery is good but not as vigorous as assumed. Equity valuations, however, have come down. Once the economy gains traction, we believe the aforementioned factors will contribute to more substantial earnings growth in 2003 and provide a foundation for equity returns over the balance of this decade.

THE STOCK MARKET: WHERE IS THE BOTTOM?

      When and where will the stock market bottom out? We wish we knew. At this juncture, stock prices appear to be discounting most if not all of the bad news. In July and again in September, we witnessed the kind of near panic selling that usually foreshadows market bottoms. We believe the old adage that "bull markets climb a wall of worry," and it is apparent that investors have plenty to worry about. We also echo our observation that the two ingredients for a stock market recovery -- low interest rates and a better earnings environment -- are in place.

SOME PERSPECTIVE

      We have experienced one of the deepest and most prolonged bear markets in history. At the end of the quarter, the S&P 500 Index was off 47% and the technology-heavy Nasdaq Composite Index was down 77% from their respective highs. The S&P 500 Index appears headed for the third straight year of negative returns, the first time this has happened since 1939-41. The causes of this bear market are obvious. Grossly inflated equity valuations ran head on into a rapidly decelerating economy. The tragic events of 9/11 and massive frauds at Enron, Adelphia and WorldCom (among others) further damaged investor psychology. The excessive exuberance Fed Chairman Greenspan warned about in 1996 has given way to despair. Investors who couldn't pay too much for Internet start-ups in the fourth quarter of 1999 and early 2000 are now shunning well established, financially strong companies with dominant positions in their industries. Market cheerleaders forecasting a doubling of the Dow Jones Industrial Average by 2005 have been replaced by doomsayers predicting an extended period of flat to negative equity returns.

      We have experienced such periods, most recently from 1966 through 1981, during which the annualized return for the Dow Jones Industrial Average was negative (minus 0.6%). Indeed, in the late 1970s, BUSINESSWEEK heralded "the death of equities" in one of its weekly issues. But, that time period was characterized by high inflation, economic contraction and rising prices, creating a new economic term, stagflation. Inflation, as represented by the Consumer Price Index, averaged nearly 7% a year. At its peak, inflation reached the mid-teens. Long-term interest rates made it to the high-teens. In addition, that period also included the final years of the disastrous Vietnam War, a tripling of oil prices imposed by the Organization of Petroleum Exporting Countries ("OPEC") following the 1973 Arab/Israeli War, the Watergate Scandal and President Richard Nixon's resignation. Despite today's economic and political uncertainties, it is difficult to imagine this kind of catastrophic market backdrop developing during the next decade. But, since our economic underpinnings are fragile, the risk of an external event could cause a total collapse in investor confidence. Should this occur, we would find even more bargains.

      What do we expect from equity markets over the next five years? Based on an economic model with 3.5% Gross World Product ("GWP") growth (3% in the U.S.) and 3% inflation, we expect after-tax corporate earnings to grow by approximately 6% annually. In addition, now that investors recognize the benefits of dividends, we could see dividends grow by as much as 2% annually. Multiples are unlikely to expand. Under this scenario, ownership of U.S. equities should return close to 8% annually -- hardly inspiring by Roaring 90s standards and below the long-term average, but still a significantly better return than can be expected from most other asset classes.

      Of course, through diligent fundamental research focused on identifying high quality companies trading at attractive valuations relative to the "real world" economic value of assets and/or earnings growth prospects, we plan to do better than the market.

PUTTING HUMPTY DUMPTY BACK TOGETHER

      When past market bubbles burst, lots of debris washed ashore. This time, the bubble was bigger and the debris was more hideous and more widespread. Accountants, analysts and investment bankers (among others) lost their checks and balances and did not act as safety nets and buffers.

      We are in a camp that believes that securities analysts do a terrific job. Beginning in May of 1975, a payment mechanism for research was removed with the collapse of fixed price commissions. The conflicts in the late 1990s are directly traceable to "May Day." Where next? When we joined Wall Street in 1967, research that was performed on a brokerage firm's investment banking client was identified as such. To get back there is an easy fix. Regulation Fair Disclosure ("FD") already put analysts back on the fundamental research track.

      Accountants should not perform services beyond audit functions, except where the fee is small relative to the audit engagement.

      Perhaps we need to revisit the Glass-Steagall Act. The safeguards put in place by that Act were there for a reason.

      All in all, we believe that most corporate managers we see come to work every day to grow the intrinsic value of their enterprise and work hard to have the public stock track the underlying value of the business.

      Our job remains the same -- to ferret out those companies that Mr. Market puts on the bargain counter.

[RESEARCH GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                                WHAT IS RESEARCH?

     ----------------------------------------------------------------------
                                 CONGRATULATIONS

                                     TO THE

                                2002 ALL AMERICAN

                             INSTITUTIONAL INVESTOR

                                  RESEARCH TEAM

                        THE FIRM WHERE RESEARCH IS KING.

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

      [EPS/PMV GRAPHIC OMITTED]
        TRIANGLE
          EPS
          PMV
       MANAGEMENT
       CASH FLOW
        RESEARCH
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                              Research (ri' surch)

     Careful or Diligent Research

     Studious inquiry or examination, esp: investigation or experimentation aimed at the discovery or interpretation of facts, revisions of accepted theories or laws in the light of new facts, or practical application of such new or revised theories or laws.

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

      [EPS/PMV GRAPHIC OMITTED]
        TRIANGLE
          EPS
          PMV
       MANAGEMENT
       CASH FLOW
        RESEARCH
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                                SECURITY ANALYSIS

     OBJECTIVES:

     1) Seek to present the important facts regarding a publicly held corporate stock or bond issue in a manner most informing and useful to an actual or potential owner.

     2) Seek to reach a dependable conclusion based upon the facts and applicable standard as to the safety and attractiveness of a given security at the current market price or at some assured price.

        SECURITY ANALYSIS PRINCIPLES AND TECHNIQUE, GRAHAM, DODD, COTTLE.

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

      [EPS/PMV GRAPHIC OMITTED]
        TRIANGLE
          EPS
          PMV
       MANAGEMENT
       CASH FLOW
        RESEARCH
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     SECURITY ANALYST

     o Deals with the past, present and future

     o Describes the business

     o Sets forth strong and weak points

     o Estimates future earnings power

     o Makes elaborate comparisons

     o Finally, expresses an opinion

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

      [EPS/PMV GRAPHIC OMITTED]
        TRIANGLE
          EPS
          PMV
       MANAGEMENT
       CASH FLOW
        RESEARCH
     ----------------------------------------------------------------------

                          GABELLI ASSET MANAGEMENT INC.
--------------------------------------------------------------------------------

INVESTMENT SCORECARD

      We had a few  winners  in an  awful  market.  Positions  in  the  consumer products sector such as J.M. Smucker, Givaudan and Gallaher Group posted respectable gains. Publishing companies Meredith Corp., PRIMEDIA and McGraw-Hill also buoyed performance. Telecommunications stocks, the worst performing industry sector in recent years, rebounded with wireless operator Nextel Communications and AT&T making our top-ten performance list.

      There was no particular industry theme to our laggards list. Amusement park operator Six Flags, telecom equipment manufacturers Lucent Technologies and Corning, cable television provider UnitedGlobalCom and industrial manufacturer Flowserve were among our biggest portfolio disappointments.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AUTONATION INC. (AN - $11.52 - NYSE) is the largest automotive retailer in the U.S., with over $20 billion in annual sales generated from 280 locations covering nearly 400 franchises. In addition to retailing new and used vehicles, the company sells vehicle finance and insurance products from third parties such as GMAC, and provides parts and repair services covered by factory warranties. The company aims to use its enormous size to spread overhead and interest costs over many locations to generate margins in excess of industry averages.

BERKSHIRE HATHAWAY INC. (BRK'A - $73,900 - NYSE) is Warren Buffett. The company has interests in insurance (notably GEICO and General Re), publishing, aviation, retailing and manufacturing. Its investment portfolio includes over $28 billion of marketable equity securities. Berkshire has grown rapidly through acquisitions over the past 15 years, including Kirby vacuum cleaners; World Book encyclopedias; H. H. Brown, Dexter and Justin footwear; Executive Jet aviation; Dairy Queen restaurants and snack treats; Johns Manville building products; Benjamin Moore paints; Shaw Industries carpets; MiTek steel connectors; XTRA transportation leasing; GEICO insurance; and General Re reinsurance. GEICO, the sixth largest auto insurer in the U.S., contributes 17% of revenues while General Re, the fourth largest reinsurer globally, contributes 23% of revenues.

CENTURYTEL INC. (CTL - $22.43 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 2.5 million access lines in the South and Midwest including recently closed acquisitions of 676,000 access lines from Verizon for $2.16 billion. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. In July 2001, the company received an unsolicited bid from Alltel Corp. (AT - $40.13 - NYSE) to acquire CenturyTel for $43 per share in cash and Alltel stock. CenturyTel management has rejected Alltel's initial offer. CenturyTel recently completed a sale of its wireless operations to Alltel Corp. for $1.6 billion in cash. The sale of the wireless business to Alltel and acquisition of lines from Verizon has repositioned CenturyTel as a premiere pure-play rural local exchange carrier with over 2.5 million access lines.

CH ENERGY GROUP INC. (CHG - $46.93 - NYSE) is the last small electric utility in New York State, now that RGS Energy has been acquired by Energy East (EAS - $19.81 - NYSE). CH Energy serves the territory directly north of New York City that is mainly rural and suburban. There are several potential buyers for whom CH Energy would be a good fit, including Consolidated Edison (ED - $40.22 -
NYSE), Energy East, KeySpan (KSE - $33.50 - NYSE),

National Grid (NGG - $35.60 - NYSE) or Public Service Enterprise Group (PEG - $30.50 - NYSE). The buyer could create significant savings by rationalizing outside plant operations and eliminating all of the corporate, finance, regulatory and public company overhead, for the benefit of shareholders and customers. Although it is tough to predict when a deal might happen, we would point out that National Grid completed its takeover of Niagara Mohawk several months ago and Grid has typically waited less than a year between takeovers in the U.S. where it has already bought three utilities. Con Edison meanwhile, having done a terrific job in the aftermath of September 11 and with a strong balance sheet and premium stock price valuation, might be ready to make an offer for CH Energy.

CRANE CO. (CR - $19.76 - NYSE) is a diversified industrial company that focuses on proprietary engineered products in aerospace, fiberboard panels, vending machines, pumps and valves, and industrial controls. CEO Eric Fast is focusing on improving operations by leveraging the firm's intellectual capital by creating a culture where different business groups share experience, improve customer focus and improve operational performance. The company has a strong balance sheet, with a 29% net debt to capital ratio, and generates about $100 million of free cash flow a year. Crane has $1 billion available to spend on acquisitions of which half comes from free cash flow and the other half from debt. Acquisitions will focus on strengthening the existing businesses and enhancing earnings growth.

FLOWSERVE CORP. (FLS - $10.00 - NYSE) is a manufacturer of engineered pumps, control valves and mechanical seals for the petroleum, chemical, power, water and other general industries. After integrating the operations of Ingersoll-Dresser Pump, Flowserve purchased the flow control business from Invensys. Invensys Flow Control (IFC) is a manufacturer of valves and valves automation products, with $500 million of revenues. The transaction gives Flowserve a better balance of end markets, greater geographical reach, economies of scale and plant consolidation opportunities. Already the second largest global pump company, IFC makes Flowserve the second largest global valve company. The critical mass should allow the company to gain market share as customers are reducing their suppliers and moving to one stop shopping. Consistent with the company's acquisition strategy, the transaction is expected to be accretive in the first year of ownership.

IRISH LIFE & PERMANENT PLC (IPM.I - $11.36 - DUBLIN STOCK EXCHANGE) is the third largest financial institution in Ireland. The company offers a broad array of financial products to consumers in Ireland. Expansion into overseas markets has been reversed, making Irish Life & Permanent a pure play on the exciting growth prospects for the Irish economy.

KELLOGG CO. (K - $33.25 - NYSE), a producer of cereal and convenience foods, completed its largest acquisition in company history in March 2001 with the purchase of Keebler Foods Company. Keebler is the number two cookie and cracker producer in the United States. Along with Keebler's top brands, Kellogg acquired their direct store door (DSD) delivery system, which is now being utilized for its own snack brands. This year Kellogg is focused on the integration of Keebler and has placed a renewed emphasis on profitable sales growth and cash flow. Kellogg's other food brands include Special K, Rice Krispies, Pop-Tarts, Nutri-Grain, Eggo, Cheez-It, Carr's, Morningstar Farms, Famous Amos and Kashi.

SCRIPPS (E.W.) CO. (SSP - $69.30 - NYSE), headquartered in Cincinnati, Ohio, is a diversified media company with operations throughout the United States combining traditional and new media. The company is the tenth largest newspaper publisher in the U.S. with 21 daily newspapers. Scripps also has 10 television stations, reaching one in every ten homes in America. Additionally, Scripps Networks includes four national cable networks: Home & Garden Television, Food Network, Do It Yourself, and Fine Living. Lastly, the company has a global licensing and syndication business which syndicates more than 150 comic strips and editorial features, including PEANUTS and DILBERT. Scripps is focused on growing and strengthening its cable television business.

STARWOOD HOTELS & RESORTS WORLDWIDE INC. (HOT - $22.30 - NYSE) is one of the world's largest hotel and leisure companies with 745 hotels, 225,208 rooms and 14 timeshare resorts in its system. The company's brands primarily compete in the upper-upscale segment of the lodging industry and include St. Regis, The Luxury Collection, Sheraton, Westin, W and Four Points by Sheraton.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on September 26, 2002 of $0.453125 per share. For the twelve months ended September 30, 2002, Preferred Stock shareholders received distributions totaling $1.8125, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for December 2002. The Preferred Shares will be callable at any time at the liquidation value of $25.00 per share plus accrued dividends following the expiration of the five-year call protection on June 9, 2003.

7.20% TAX ADVANTAGED SERIES B CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.20% Tax Advantaged Series B Cumulative Preferred Stock paid a cash distribution on September 26, 2002 of $0.45 per share. The Series B Preferred Shares were issued on June 20, 2001 at $25.00 per share and will pay distributions quarterly at an annual dividend rate of $1.80 per share. The next distribution is scheduled for December 2002.

SERIES C AUCTION RATE CUMULATIVE PREFERRED STOCK

      On June 27, 2002, the Trust successfully completed its offering of 5,200 Shares of Series C Auction Rate Cumulative Preferred Stock at $25,000 per share. The dividend rates for the Series C Preferred Shares ranged from 1.80% to 1.95% during the third quarter. Dividend rates for the Preferred Shares are cumulative at a rate that may be reset every seven days based on the results of an auction. The Preferred Shares do not trade on an exchange.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                             WHEN
                       ---                             ----
      Special Chats:   Mario J. Gabelli                First Monday of each month
                       Howard Ward                     First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                        DECEMBER                        JANUARY
                       --------                        --------                        -------
      1st Wednesday    Charles Minter & Martin Weiner  Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday    Caesar Bryan                    Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan    Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The great irony is that investors' appetite for stocks is always strongest near market tops and weakest near market bottoms. It is important to remember that like bull markets, bear markets always end, usually when least expected. We do not know when the market will bottom. However, we believe low interest rates and increasingly attractive equity valuations point to more fertile days for firms that have focused research efforts.

      The goal of every portfolio manager and every analyst is to find well managed, growing companies that are selling at a discount to their intrinsic value, particularly where a catalyst is in place. We have long argued that in a world of rapid change, Mr. Market will provide us with many opportunities to load up our portfolios with these "stock picks." The events of the third quarter will again prove a fertile ground for the type of analysis that Graham and Dodd heralded in the 1930s.

                                  Sincerely,

                              /S/ MARIO J. GABELLI
                                  MARIO J. GABELLI, CFA

                                  Portfolio Manager and Chief Investment Officer

November 1, 2002

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------
AutoNation Inc.                         Flowserve Corp.
Berkshire Hathaway Inc.                 Irish Life & Permanent plc
CenturyTel Inc.                         Kellogg Co.
CH Energy Group Inc.                    Scripps (E.W.) Co.
Crane Co.                               Starwood Hotels & Resorts Worldwide Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                        QUARTER ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                          OWNERSHIP AT
                                                          SEPTEMBER 30,
                                              SHARES         2002
                                             ---------    ------------
NET PURCHASES
COMMON STOCKS
ATX Communications Inc. (a) ............        40,540         40,540
Aventis SA .............................         3,000         15,000
BAE Systems plc ........................        25,000        125,000
Boots Co. plc ..........................        15,000         75,000
BorgWarner Inc. ........................         1,000         37,802
Cablevision Systems Corp., Cl. A (b) ...     1,016,443      1,551,443
Cadbury Schweppes plc, ADR .............         4,200         15,000
Campbell Soup Co. ......................        10,000         80,000
Carlsberg AS, Cl. B ....................        11,000         11,000
ConocoPhillips (c) .....................        98,217         98,217
Denny's Corp. ..........................        62,463         62,463
Denny's Corp., warrants,
   expires 01/07/05 ....................        10,108         10,108
Disney (Walt) Co. ......................        40,000        260,000
DPL Inc. ...............................         5,000         20,000
Duke Energy Corp. ......................       580,000        580,000
El Paso Corp. ..........................        40,000        120,000
EMI Group plc ..........................       110,000        110,000
Energy East Corp. ......................        10,000         30,000
Exxon Mobile Corp. .....................        40,000         40,000
Fast Retailing Co. Ltd. ................        10,000         10,000
FleetBoston Financial Corp. ............        50,000         50,000
Gas Natural SDG SA .....................         5,000         30,000
Gemstar-TV Guide International Inc. ....       100,000        240,432
Gray Television Inc. ...................        25,000         25,000
Gray Television Inc., Cl. A ............        28,000         28,000
Hershey Foods Corp. ....................        15,000         15,000
Honeywell International Inc. ...........        20,000        400,000
Ito-Yokado Co. Ltd. ....................         8,000          8,000
Mellon Financial Corp. .................        15,000        100,000
Midland Co. (d) ........................        99,700        199,400
Nestle SA ..............................         1,000          1,000
Nikko Cordial Corp. ....................        21,000        207,500
NTL Inc., rights (e) ...................           298            298
Qwest Communications
   International Inc. ..................       500,000        700,000
Royal Dutch Petroleum Co. ..............         7,500          7,500
SBC Communications Inc. ................        20,000        225,000
Six Flags Inc. .........................       125,000        225,000
TELUS Corp., Non-Voting ................         4,250          4,250
Terumo Corp. ...........................        20,000         20,000
Texas Instruments Inc. .................        90,000        200,000
Tyco International Ltd. ................        20,000         55,000
Vivendi Universal SA ...................         5,000         40,900
Vivendi Universal SA, ADR ..............        80,000        310,000
Wrigley (Wm.) Jr. Co. ..................        27,000        177,000
Wyeth ..................................        17,000         55,000
Xcel Energy Inc. .......................        60,000         60,000

                                                          OWNERSHIP AT
                                                          SEPTEMBER 30,
                                              SHARES         2002
                                             ---------    ------------
PREFERRED STOCKS
Citizens Communications Co.,
   5.000% Cv. Pfd. .....................         1,000         21,000
Hercules Trust I, 9.420% Pfd. ..........       251,800        273,500

                                             PRINCIPAL
                                              AMOUNT
CORPORATE BONDS                              ---------
Charter Communications Inc.,
   Cv., 4.750%, 06/01/06 ...............   $   400,000     $1,300,000

                                              SHARES
NETSALES                                     ---------
COMMON STOCKS
Acterna Corp. ..........................        (8,000)        60,000
Adelphia Communications Corp.,
   Cl. A ...............................       (20,000)       100,000
Advantica Restaurant Group Inc. ........       (10,108)            --
Advantica Restaurant Group Inc.,
   warrants, expires 01/07/05 ..........       (62,463)            --
Allegiance Telecom Inc. ................        (3,000)         6,000
Cheung Kong Life Science
   International Inc., rights ..........        (3,000)            --
Compagnie Financiere Richemont AG,
   Cl. A ...............................       (10,000)       100,000
Conoco Inc. (c) ........................      (210,000)            --
CoreComm Ltd. (a) ......................    (1,577,000)            --
CRH plc ................................       (20,000)        92,500
Energizer Holdings Inc. (f) ............      (345,001)            --
Ferro Corp. ............................       (10,000)       330,000
France Telecom SA, ADR .................        (3,000)        24,000
Gray Communications Systems Inc. .......       (28,000)            --
Gray Communications Systems Inc.,
   Cl. B ...............................       (25,000)            --
HBOS plc ...............................       (66,000)            --
Leap Wireless International Inc. .......       (17,100)       142,900
Midas Inc. .............................        (5,000)       105,000
mm02 plc, ADR ..........................       (15,200)       125,600
Muenchener Rueckversicherungs-
   Gesellschaft AG .....................        (5,000)            --
Nortek Inc. ............................        (2,200)       137,800
Novartis AG ............................        (5,000)        41,000
Prudential plc .........................       (50,000)            --
Rainbow Media Group, Cl. A (b) .........      (560,000)            --
Rohm and Haas Co. ......................        (5,000)        15,000
Superior Industries International Inc. .        (1,000)        24,000
Swiss Re ...............................        (4,200)            --
Syratech Corp. .........................       (10,425)            --
TELUS Corp., Non-Voting, ADR ...........        (4,250)        27,500
THK Co. Ltd. ...........................       (33,000)            --
Viacom Inc., Cl. A .....................       (10,000)       840,000
Winn-Dixie Stores Inc. .................       (15,000)        25,000

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                        QUARTER ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                          OWNERSHIP AT
                                             PRINCIPAL    SEPTEMBER 30,
                                              AMOUNT         2002
                                             ---------    ------------
CORPORATE BONDS
Standard Motor Products Inc.,
   Sub. Deb. Cv., 6.750%,
   07/15/09 ............................    $ (100,000)    $1,400,000

---------------
(a) Merger - 0.0257 shares of ATX Communications Inc. for every 1 share of CoreComm Ltd.
(b) Merger - 1.1909 shares of Cablevision Systems Corp., Cl. A for every 1 share of Rainbow Media Group, Cl. A
(c) Merger - 0.4677 shares of ConocoPhillips for every 1 share of Conoco Inc.
(d) 2 for 1 stock split
(e) Spinoff - 0.0149 shares of NTL Inc., rights for every 1 share of NTL Inc.
(f) Tender Offer at $29.00 per share

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                           ------
               COMMON STOCKS -- 84.2%
               FINANCIAL SERVICES -- 7.7%
      90,000   Allstate Corp. ..............................    $    3,199,500
     550,000   American Express Co. ........................        17,149,000
      36,400   Argonaut Group Inc. .........................           627,900
      90,000   Banco Santander Central Hispano
                 SA, ADR ...................................           466,200
     110,000   Bank of Ireland .............................         1,070,769
      80,000   Bank of New York Co. Inc. ...................         2,299,200
      85,000   Bank One Corp. ..............................         3,179,000
     282,000   Bankgesellschaft Berlin AG+ .................           501,636
         260   Berkshire Hathaway Inc., Cl. A+ .............        19,214,000
       5,000   Block (H&R) Inc. ............................           210,050
     190,000   Commerzbank AG, ADR .........................         1,248,661
     160,000   Deutsche Bank AG, ADR .......................         7,267,200
      20,000   Dun and Bradstreet Corp.+ ...................           672,200
      50,000   FleetBoston Financial Corp. .................         1,016,500
      25,000   Hibernia Corp., Cl. A .......................           499,750
      20,000   Invik & Co. AB, Cl. B .......................           314,911
     100,000   Irish Life & Permanent plc, Dublin ..........         1,136,487
      60,000   John Hancock Financial Services Inc. ........         1,668,000
      50,000   JP Morgan Chase & Co. .......................           949,500
      64,000   Leucadia National Corp. .....................         2,176,000
     100,000   Mellon Financial Corp. ......................         2,593,000
     199,400   Midland Co. .................................         3,355,902
      30,000   Moody's Corp. ...............................         1,455,000
     207,500   Nikko Cordial Corp. .........................           986,877
     185,000   Phoenix Companies Inc. ......................         2,519,700
       2,500   Prudential Financial Inc.+ ..................            71,400
      60,000   RAS SpA .....................................           705,017
      60,000   Riggs National Corp. ........................           857,400
      50,000   Schwab (Charles) Corp. ......................           435,000
      80,000   State Street Corp. ..........................         3,091,200
      30,000   Stilwell Financial Inc. .....................           362,100
      20,000   SunTrust Banks Inc. .........................         1,229,600
     100,000   T. Rowe Price Group Inc. ....................         2,496,000
       7,000   Travelers Property Casualty Corp.,
                 Cl. A+ ....................................            92,400
      58,500   Unitrin Inc. ................................         1,795,950
     130,000   Wachovia Corp. ..............................         4,249,700
      55,100   Waddell & Reed Financial Inc., Cl. A ........           973,066
                                                                --------------
                                                                    92,135,776
                                                                --------------
               TELECOMMUNICATIONS -- 7.6%
       8,132   Aliant Inc. .................................           152,415
       6,000   Allegiance Telecom Inc.+ ....................             4,980
      30,000   ALLTEL Corp. ................................         1,203,900
   1,500,000   AT&T Corp. ..................................        18,015,000
      40,540   ATX Communications Inc.+ ....................            15,000
       3,333   Avaya Inc.+ .................................             4,766
     320,000   BCE Inc. ....................................         5,664,000
      33,400   Brasil Telecom Participacoes SA, ADR ........           741,814
     850,000   Broadwing Inc.+ .............................         1,683,000

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                           ------
   1,775,000   BT Group plc ................................    $    4,591,863
      34,000   BT Group plc, ADR ...........................           878,560
   3,338,192   Cable & Wireless Jamaica Ltd. ...............            86,087
     173,000   Cable & Wireless plc, ADR ...................           934,200
     130,000   CenturyTel Inc. .............................         2,915,900
     100,000   Citizens Communications Co.+ ................           678,000
     255,466   Commonwealth Telephone
                 Enterprises Inc.+ .........................         8,882,553
      20,000   Commonwealth Telephone
                 Enterprises Inc., Cl. B+ ..................           695,800
      45,000   Compania de Telecomunicaciones de
                 Chile SA, ADR .............................           393,300
     240,278   Deutsche Telekom AG, ADR ....................         1,987,099
     200,000   Embratel Participacoes SA, ADR+ .............           120,000
      24,000   France Telecom SA, ADR ......................           167,520
         230   Japan Telecom Holdings Co. Ltd. .............           572,449
     100,000   KPN NV+ .....................................           518,831
     700,000   Qwest Communications
                 International Inc.+ .......................         1,596,000
     110,000   RCN Corp.+ ..................................            56,100
       9,655   Rogers Communications Inc., Cl. B+ ..........            60,868
     110,345   Rogers Communications Inc.,
                 Cl. B, ADR+ ...............................           692,967
     225,000   SBC Communications Inc. .....................         4,522,500
     350,000   Sprint Corp. - FON Group ....................         3,192,000
     186,554   Tele Norte Leste Participacoes
                 SA, ADR ...................................           988,736
      40,000   Telecom Argentina Stet France
                 Telecom SA, ADR+ ..........................            32,800
     400,040   Telecom Italia SpA ..........................         2,850,397
     123,000   Telecom Italia SpA, ADR .....................         8,776,050
     135,000   Telecom Italia SpA, RNC .....................           671,071
     265,139   Telefonica SA, ADR+ .........................         5,923,205
      16,912   Telefonica SA, BDR+ .........................           121,262
      36,000   Telefonos de Mexico SA, Cl. L, ADR ..........         1,013,400
      12,750   TELUS Corp. .................................            94,366
      52,500   TELUS Corp., ADR ............................           388,565
       4,250   TELUS Corp., Non-Voting .....................            28,937
      27,500   TELUS Corp., Non-Voting, ADR ................           187,238
     340,000   Verizon Communications Inc. .................         9,329,600
     120,000   WorldCom Inc. - MCI Group ...................            19,200
                                                                --------------
                                                                    91,452,299
                                                                --------------
               FOOD AND BEVERAGE -- 7.5%
      15,000   Cadbury Schweppes plc, ADR ..................           400,050
      80,000   Campbell Soup Co. ...........................         1,766,400
      11,000   Carlsberg AS, Cl. B .........................           570,815
      30,000   Coca-Cola Co. ...............................         1,438,800
      50,000   Coca-Cola Enterprises Inc. ..................         1,062,000
      20,000   Coca-Cola Hellenic Bottling Co. SA ..........           291,336
     100,000   Corn Products International Inc. ............         2,875,000
      10,108   Denny's Corp.+ ..............................             7,682
     100,000   Diageo plc ..................................         1,240,799

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                           ------
               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE (CONTINUED)
     224,000   Diageo plc, ADR .............................    $   11,179,840
      20,000   Dreyer's Grand Ice Cream Inc. ...............         1,397,200
      41,600   Flowers Foods Inc.+ .........................           945,568
      90,000   General Mills Inc. ..........................         3,997,800
     440,000   Grupo Bimbo SA de CV, Ser. A ................           653,796
      20,000   Hain Celestial Group Inc.+ ..................           293,000
     114,000   Heinz (H.J.) Co. ............................         3,804,180
      15,000   Hershey Foods Corp. .........................           930,750
      30,000   Interbrew SA ................................           710,947
     350,000   Kellogg Co. .................................        11,637,500
      75,000   Kerry Group plc, Cl. A ......................           964,214
      60,500   LVMH Moet Hennessy Louis
                 Vuitton, ADR ..............................           441,650
      41,300   Mondavi (Robert) Corp., Cl. A+ ..............         1,257,998
       1,000   Nestle SA ...................................           218,569
     150,000   Parmalat Finanziaria SpA ....................           410,618
     600,595   PepsiAmericas Inc. ..........................         8,528,449
     500,000   PepsiCo Inc. ................................        18,475,000
       7,000   Pernod-Ricard SA ............................           629,515
      60,000   Ralcorp Holdings Inc.+ ......................         1,276,200
      20,000   Sara Lee Corp. ..............................           365,800
       2,000   Smucker (J.M.) Co. ..........................            73,400
     103,854   Tootsie Roll Industries Inc. ................         3,086,541
     177,000   Wrigley (Wm.) Jr. Co. .......................         8,759,730
                                                                --------------
                                                                    89,691,147
                                                                --------------
               ENERGY AND UTILITIES -- 6.5%
      52,000   AES Corp.+ ..................................           130,520
      70,000   AGL Resources Inc. ..........................         1,546,300
      37,400   Apache Corp. ................................         2,223,430
     120,000   BP plc ......................................           802,038
     248,800   BP plc, ADR .................................         9,927,120
     150,000   Burlington Resources Inc. ...................         5,754,000
     115,000   CH Energy Group Inc. ........................         5,396,950
      20,000   Cinergy Corp. ...............................           628,600
      98,217   ConocoPhillips ..............................         4,541,554
      10,000   Constellation Energy Group Inc. .............           247,900
       2,500   Dominion Resources Inc. .....................           126,825
      20,000   DPL Inc. ....................................           329,000
     100,000   DQE Inc. ....................................         1,500,000
      30,366   DTE Energy Co. ..............................         1,235,896
     580,000   Duke Energy Corp. ...........................        11,339,000
     120,000   El Paso Corp. ...............................           992,400
     400,000   El Paso Electric Co.+ .......................         4,752,000
      30,000   Energy East Corp. ...........................           594,300
      40,000   Exxon Mobil Corp. ...........................         1,276,000
       9,400   FPL Group Inc. ..............................           505,720
      30,000   Gas Natural SDG SA ..........................           508,454
     280,000   Halliburton Co. .............................         3,614,800
      38,632   Kerr-McGee Corp. ............................         1,678,174
      90,000   Mirant Corp.+ ...............................           198,900
     100,000   NiSource Inc.+ ..............................           181,000

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                           ------
     250,000   Northeast Utilities .........................    $    4,225,000
     358,200   Pennzoil-Quaker State Co. ...................         7,869,654
     100,000   Progress Energy Inc., CVO+ ..................            21,000
       7,500   Royal Dutch Petroleum Co. ...................           301,275
      10,400   SJW Corp. ...................................           811,200
      14,000   Southwest Gas Corp. .........................           311,500
       7,907   Total Fina Elf SA ...........................         1,040,837
     260,000   Westar Energy Inc. ..........................         2,615,600
      60,000   Xcel Energy Inc. ............................           558,600
                                                                --------------
                                                                    77,785,547
                                                                --------------
               ENTERTAINMENT -- 6.0%
     620,000   AOL Time Warner Inc.+ .......................         7,254,000
     160,000   Canal Plus, ADR .............................           132,192
     260,000   Disney (Walt) Co. ...........................         3,936,400
     110,000   EMI Group plc ...............................           294,080
     100,000   EMI Group plc, ADR ..........................           534,680
     120,000   Fox Entertainment Group Inc., Cl. A+ ........         2,643,600
      50,000   GC Companies Inc.+ ..........................            14,750
     240,432   Gemstar-TV Guide International Inc.+ ........           605,889
      24,000   Liberty Livewire Corp., Cl. A+ ..............            37,680
   1,840,000   Liberty Media Corp., Cl. A+ .................        13,211,200
     300,000   Metro-Goldwyn-Mayer Inc.+ ...................         3,585,000
     160,000   Publishing & Broadcasting Ltd. ..............           681,572
      15,000   Regal Entertainment Group, Cl. A+ ...........           267,000
     225,000   Six Flags Inc.+ .............................           792,000
     840,000   Viacom Inc., Cl. A+ .........................        34,062,000
      40,900   Vivendi Universal SA ........................           458,760
     310,000   Vivendi Universal SA, ADR ...................         3,530,900
                                                                --------------
                                                                    72,041,703
                                                                --------------
               PUBLISHING -- 5.1%
      20,000   Dow Jones & Co. Inc. ........................           768,200
     196,000   Independent News & Media plc,
                 Dublin ....................................           261,491
      15,900   Knight-Ridder Inc. ..........................           896,919
       5,000   McClatchy Co., Cl. A ........................           304,750
     105,000   McGraw-Hill Companies Inc. ..................         6,428,100
     400,000   Media General Inc., Cl. A ...................        20,340,000
     125,000   Meredith Corp. ..............................         5,381,250
     115,000   New York Times Co., Cl. A ...................         5,226,750
     120,000   News Corp. Ltd. .............................           573,120
      11,016   News Corp. Ltd., ADR ........................           212,058
     400,000   Penton Media Inc.+ ..........................            96,000
     350,000   PRIMEDIA Inc.+ ..............................           486,500
      33,000   Pulitzer Inc. ...............................         1,374,450
     140,000   Reader's Digest Association Inc., Cl. B .....         2,592,800
     400,000   SCMP Group Ltd. .............................           173,087
      70,000   Scripps (E.W.) Co., Cl. A ...................         4,851,000
      91,842   Seat-Pagine Gialle SpA+ .....................            53,278
      75,000   Thomas Nelson Inc.+ .........................           660,000
     250,000   Tribune Co. .................................        10,452,500
                                                                --------------
                                                                    61,132,253
                                                                --------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                           ------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED INDUSTRIAL -- 5.0%
     220,000   Acuity Brands Inc. ..........................    $    2,697,200
     195,000   Ampco-Pittsburgh Corp. ......................         1,912,950
     120,000   Cooper Industries Ltd., Cl. A ...............         3,642,000
     270,000   Crane Co. ...................................         5,335,200
     110,000   GATX Corp. ..................................         2,178,000
     200,000   GenTek Inc. .................................            16,000
     260,000   Greif Bros. Corp., Cl. A ....................         6,370,000
       3,400   Greif Bros. Corp., Cl. B ....................            91,375
     400,000   Honeywell International Inc. ................         8,664,000
     120,000   ITT Industries Inc. .........................         7,479,600
     400,600   Lamson & Sessions Co.+ ......................         1,382,070
      34,500   National Service Industries Inc. ............           209,070
      83,715   Park-Ohio Holdings Corp.+ ...................           334,860
     213,800   Sensient Technologies Corp. .................         4,517,594
      10,000   Smiths Group plc ............................           100,805
       6,000   Sulzer AG+ ..................................           773,815
     100,000   Thomas Industries Inc. ......................         2,480,000
      50,000   Trinity Industries Inc. .....................           823,000
     170,000   TRW Inc. ....................................         9,953,500
      55,000   Tyco International Ltd. .....................           775,500
                                                                --------------
                                                                    59,736,539
                                                                --------------
               EQUIPMENT AND SUPPLIES -- 4.9%
     120,000   AMETEK Inc. .................................         3,494,400
       2,000   Amphenol Corp., Cl. A+ ......................            62,000
      10,000   Caterpillar Inc. ............................           372,200
      95,000   CIRCOR International Inc. ...................         1,273,000
     320,000   Deere & Co. .................................        14,544,000
     216,000   Donaldson Co. Inc. ..........................         7,415,280
     135,000   Flowserve Corp.+ ............................         1,350,000
      13,000   Franklin Electric Co. Inc. ..................           555,750
     100,000   Gerber Scientific Inc.+ .....................           385,000
      75,000   GrafTech International Ltd.+ ................           543,750
     211,300   IDEX Corp. ..................................         6,032,615
      20,000   Ingersoll-Rand Co., Cl. A ...................           688,800
      60,000   Lufkin Industries Inc. ......................         1,476,000
       1,000   Manitowoc Co. Inc. ..........................            27,350
     425,000   Navistar International Corp.+ ...............         9,214,000
      28,000   Olympus Optical Co. Ltd. ....................           410,087
      30,000   PACCAR Inc. .................................         1,013,700
     170,000   SPS Technologies Inc.+ ......................         4,238,100
      60,000   Sybron Dental Specialties Inc.+ .............           839,400
      20,000   Terumo Corp. ................................           295,712
     250,000   Watts Industries Inc., Cl. A ................         4,100,000
     100,000   Weir Group plc ..............................           318,456
                                                                --------------
                                                                    58,649,600
                                                                --------------
               CONSUMER PRODUCTS  -- 4.0%
      70,000   Altadis SA ..................................         1,563,411
      43,000   Christian Dior SA ...........................         1,229,798
      10,000   Church & Dwight Co. Inc. ....................           331,500
     100,000   Compagnie Financiere Richemont AG,
                 Cl. A .....................................    $    1,483,146

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                           ------
      50,000   Department 56 Inc.+ .........................           522,500
      90,000   Fortune Brands Inc. .........................         4,256,100
     250,000   Gallaher Group plc, ADR .....................         9,575,000
     300,000   Gillette Co. ................................         8,880,000
       2,000   Givaudan SA .................................           895,996
      60,000   Harley-Davidson Inc. ........................         2,787,000
      15,000   Matsushita Electric Industrial
               Co. Ltd., ADR ...............................           155,550
     100,000   Mattel Inc. .................................         1,801,000
      30,000   Maytag Corp. ................................           695,400
      50,000   National Presto Industries Inc. .............         1,444,000
       9,500   Nintendo Co. Ltd. ...........................         1,106,538
      20,000   Philip Morris Companies Inc. ................           776,000
     100,000   Procter & Gamble Co. ........................         8,938,000
      32,000   Shimano Inc. ................................           479,711
      15,000   Swatch Group AG, Cl. B ......................         1,119,996
                                                                --------------
                                                                    48,040,646
                                                                --------------
               WIRELESS COMMUNICATIONS -- 3.4%
      95,000   America Movil SA de CV, Cl. L, ADR ..........         1,147,600
     550,170   AT&T Wireless Services Inc.+ ................         2,266,700
     142,900   Leap Wireless International Inc.+ ...........            32,867
   1,775,000   mm02 plc+ ...................................         1,116,562
     125,600   mm02 plc, ADR+ ..............................           777,464
     240,000   Nextel Communications Inc., Cl. A+ ..........         1,812,000
       1,000   NTT DoCoMo Inc. .............................         1,708,559
     250,000   Rogers Wireless Communications Inc.,
                 Cl. B+ ....................................         1,365,000
     230,000   Sprint Corp. - PCS Group+ ...................           450,800
      16,700   Tele Celular Sul Participacoes SA, ADR ......           110,220
      55,666   Tele Centro Oeste Celular
                 Participacoes SA, ADR .....................           129,145
       3,340   Tele Leste Celular Participacoes SA,
                 ADR .......................................            16,533
       8,350   Tele Nordeste Celular Participacoes
                 SA, ADR ...................................           106,880
       3,340   Tele Norte Celular Participacoes
                 SA, ADR+ ..................................            12,291
   1,400,000   Telecom Italia Mobile SpA ...................         5,451,185
       8,350   Telemig Celular Participacoes SA, ADR .......           111,807
     450,000   Telephone & Data Systems Inc. ...............        22,702,500
      66,800   Telesp Celular Participacoes SA, ADR+ .......           120,908
     453,888   Vodafone Group plc ..........................           581,743
     100,000   Vodafone Group plc, ADR .....................         1,283,000
                                                                --------------
                                                                    41,303,764
                                                                --------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.2%
      20,000   ArvinMeritor Inc. ...........................           374,000
      37,802   BorgWarner Inc. .............................         1,876,491
     100,000   CLARCOR Inc. ................................         3,070,000
     320,061   Dana Corp. ..................................         4,186,398
      65,000   Delphi Corp. ................................           555,750

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                           ------
               COMMON STOCKS (CONTINUED)
               AUTOMOTIVE: PARTS AND ACCESSORIES (CONTINUED)
     260,000   GenCorp Inc. ................................    $    2,615,600
     210,000   Genuine Parts Co. ...........................         6,434,400
     114,000   Johnson Controls Inc. .......................         8,757,480
     105,000   Midas Inc.+ .................................           525,000
     335,000   Modine Manufacturing Co. ....................         6,371,700
      20,000   O'Reilly Automotive Inc.+ ...................           572,400
      70,800   Scheib (Earl) Inc.+ .........................           194,700
     163,000   Standard Motor Products Inc. ................         1,762,030
      24,000   Superior Industries International Inc. ......         1,129,920
     105,000   TransPro Inc.+ ..............................           514,500
                                                                --------------
                                                                    38,940,369
                                                                --------------
               HEALTH CARE -- 2.6%
      20,000   Abbott Laboratories .........................           808,000
      60,000   Amgen Inc.+ .................................         2,502,000
      40,000   Apogent Technologies Inc.+ ..................           746,400
      10,000   AstraZeneca plc, London .....................           303,202
      35,146   AstraZeneca plc, Stockholm ..................         1,046,139
      15,000   Aventis SA ..................................           785,658
      26,000   Biogen Inc.+ ................................           761,020
     110,000   Bristol-Myers Squibb Co. ....................         2,618,000
      23,000   Centerpulse AG+ .............................         3,465,877
      75,036   GlaxoSmithKline plc .........................         1,451,441
       4,000   GlaxoSmithKline plc, ADR ....................           153,720
      56,011   Invitrogen Corp.+ ...........................         1,908,295
      40,000   Merck & Co. Inc. ............................         1,828,400
      41,000   Novartis AG .................................         1,621,109
     108,000   Novartis AG, Registered .....................         4,290,840
      65,000   Pfizer Inc. .................................         1,886,300
      17,900   Roche Holding AG ............................         1,210,773
      20,000   Sanofi-Synthelabo SA ........................         1,127,593
      10,000   Schering-Plough Corp. .......................           213,200
      14,000   Takeda Chemical Industries Ltd. .............           564,646
      55,000   Wyeth .......................................         1,749,000
                                                                --------------
                                                                    31,041,613
                                                                --------------
               HOTELS AND GAMING -- 2.3%
     110,000   Aztar Corp.+ ................................         1,453,100
      90,000   Boca Resorts Inc., Cl. A+ ...................           918,000
     240,000   Gaylord Entertainment Co.+ ..................         4,540,800
      30,000   Greek Organization of Football
                 Prognostics ...............................           286,988
       8,000   GTECH Holdings Corp.+ .......................           198,560
   2,460,000   Hilton Group plc ............................         6,189,844
     650,000   Hilton Hotels Corp. .........................         7,397,000
      60,000   MGM Mirage+ .................................         2,238,000
     430,000   Park Place Entertainment Corp.+ .............         3,418,500
      50,000   Starwood Hotels & Resorts
                 Worldwide Inc. ............................         1,115,000
                                                                --------------
                                                                    27,755,792
                                                                --------------



               RETAIL -- 2.0%
     200,000   Albertson's Inc. ............................    $    4,832,000
     300,000   AutoNation Inc.+ ............................         3,456,000
      75,000   Boots Co. plc ...............................           623,348
      10,000   Coldwater Creek Inc.+ .......................           131,800
      16,000   Delhaize Le Lion SA, ADR ....................           259,040
      10,000   Fast Retailing Co. Ltd. .....................           257,927
      33,000   Gucci Group NV, ADR .........................         2,785,530
       8,000   Ito-Yokado Co. Ltd. .........................           314,112
     100,000   Lillian Vernon Corp. ........................           549,000
      90,000   Neiman Marcus Group Inc., Cl. A+ ............         2,362,500
     320,000   Neiman Marcus Group Inc., Cl. B+ ............         7,840,000
       7,750   Tod's SpA ...................................           193,388
      25,000   Winn-Dixie Stores Inc. ......................           328,000
                                                                --------------
                                                                    23,932,645
                                                                --------------
               AEROSPACE -- 1.8%
     125,000   BAE Systems plc .............................           377,430
     115,000   Boeing Co. ..................................         3,924,950
     100,000   Lockheed Martin Corp. .......................         6,467,000
      91,000   Northrop Grumman Corp. ......................        11,287,640
                                                                --------------
                                                                    22,057,020
                                                                --------------
               CONSUMER SERVICES -- 1.6%
      40,000   Loewen Group Inc.+ ..........................             1,200
     505,000   Rollins Inc. ................................         9,797,000
     490,000   USA Interactive Inc.+ .......................         9,496,200
                                                                --------------
                                                                    19,294,400
                                                                --------------
               REAL ESTATE -- 1.6%
     450,000   Catellus Development Corp.+ .................         8,302,500
      75,000   Cheung Kong (Holdings) Ltd. .................           473,104
      44,000   Florida East Coast Industries Inc., Cl. A ...         1,038,400
      58,451   Florida East Coast Industries Inc., Cl. B ...         1,282,999
      55,000   Griffin Land & Nurseries Inc.+ ..............           737,000
       4,753   HomeFed Corp.+ ..............................             4,706
     253,000   St. Joe Co. .................................         6,982,800
                                                                --------------
                                                                    18,821,509
                                                                --------------
               CABLE -- 1.5%
     100,000   Adelphia Communications Corp.,
                 Cl. A+ ....................................            12,500
   1,551,443   Cablevision Systems Corp., Cl. A+ ...........        14,056,074
      30,000   Charter Communications Inc., Cl. A+ .........            55,800
      40,000   Comcast Corp., Cl. A+ .......................           853,200
      85,000   Comcast Corp., Cl. A, Special+ ..............         1,773,100
      20,000   NTL Inc.+ ...................................               260
      20,000   Shaw Communications Inc., Cl. B .............           164,290
      80,000   Shaw Communications Inc., Cl. B,
                 Non-Voting ................................           665,600
     370,000   UnitedGlobalCom Inc., Cl. A+ ................           606,800
                                                                --------------
                                                                    18,187,624
                                                                --------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                           ------
               COMMON STOCKS (CONTINUED)
               AVIATION: PARTS AND SERVICES -- 1.4%
     101,320   Curtiss-Wright Corp., Cl. B .................    $    5,952,550
      90,000   Fairchild Corp., Cl. A+ .....................           467,100
      60,000   Precision Castparts Corp. ...................         1,300,800
      84,500   Sequa Corp., Cl. A+ .........................         4,402,450
      78,000   Sequa Corp., Cl. B+ .........................         4,485,000
                                                                --------------
                                                                    16,607,900
                                                                --------------
               BROADCASTING -- 1.4%
      15,015   Clear Channel Communications Inc.+ ..........           521,771
      16,666   Corus Entertainment Inc., Cl. B+ ............           199,523
      25,000   Gray Television Inc. ........................           273,750
      28,000   Gray Television Inc., Cl. A .................           376,600
     195,000   Grupo Televisa SA, ADR+ .....................         4,970,550
     200,000   Liberty Corp. ...............................         7,160,000
       5,000   LIN TV Corp., Cl. A+ ........................           123,750
       4,000   Nippon Broadcasting System Inc. .............           118,285
      40,375   NRJ Group ...................................           570,578
     131,000   Paxson Communications Corp.+ ................           288,200
      14,700   RTL Group, Brussels .........................           377,709
       3,000   RTL Group, New York .........................            81,234
     100,000   Television Broadcasts Ltd. ..................           307,710
     110,000   Young Broadcasting Inc., Cl. A+ .............           953,700
                                                                --------------
                                                                    16,323,360
                                                                --------------
               AGRICULTURE -- 1.1%
   1,050,000   Archer-Daniels-Midland Co. ..................        13,135,500
       5,000   Delta & Pine Land Co. .......................            93,700
                                                                --------------
                                                                    13,229,200
                                                                --------------
               SPECIALTY CHEMICALS -- 1.0%
       5,400   Ciba Specialty Chemicals, ADR (b) ...........           177,930
      10,000   du Pont de Nemours (E.I.) and Co. ...........           360,700
     330,000   Ferro Corp. .................................         7,623,000
      40,000   Fuller (H.B.) Co. ...........................         1,064,000
     120,000   Hercules Inc.+ ..............................         1,105,200
      15,000   IVAX Corp.+ .................................           184,050
     210,000   Omnova Solutions Inc.+ ......................           963,900
      15,000   Rohm and Haas Co. ...........................           465,000
      11,697   Syngenta AG, ADR ............................           126,328
                                                                --------------
                                                                    12,070,108
                                                                --------------
               ELECTRONICS -- 0.9%
     134,393   Agere Systems Inc., Cl. B+ ..................           133,049
       3,000   Hitachi Ltd., ADR ...........................           148,680
      16,000   Molex Inc., Cl. A ...........................           335,984
       7,500   NEC Corp., ADR ..............................            35,625
       6,000   Rohm Co. Ltd. ...............................           704,287
      38,800   Royal Philips Electronics NV, ADR ...........           563,764
      47,000   Sony Corp., ADR .............................         1,931,700
     200,000   Texas Instruments Inc. ......................         2,954,000
     250,000   Thomas & Betts Corp.+ .......................         3,522,500
       8,400   Tokyo Electron Ltd. .........................           321,538
                                                                --------------
                                                                    10,651,127
                                                                --------------

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                           ------
               ENVIRONMENTAL SERVICES -- 0.7%
      65,000   Republic Services Inc.+ .....................    $    1,222,000
     300,000   Waste Management Inc. .......................         6,996,000
                                                                --------------
                                                                     8,218,000
                                                                --------------
               BUILDING AND CONSTRUCTION -- 0.7%
      92,500   CRH plc .....................................         1,037,539
      32,222   Huttig Building Products Inc.+ ..............           109,232
      15,000   Martin Marietta Materials Inc. ..............           488,550
     137,800   Nortek Inc.+ ................................         5,962,606
       5,000   Nortek Inc., Special Common+ (a) ............           216,350
                                                                --------------
                                                                     7,814,277
                                                                --------------
               AUTOMOTIVE -- 0.6%
      20,000   Ford Motor Co. ..............................           196,000
     167,942   General Motors Corp. ........................         6,532,944
                                                                --------------
                                                                     6,728,944
                                                                --------------
               BUSINESS SERVICES -- 0.5%
      60,000   ANC Rental Corp.+ ...........................             6,000
     180,000   Cendant Corp.+ ..............................         1,936,800
       1,000   CheckFree Corp.+ ............................            11,380
      98,000   Landauer Inc. ...............................         3,248,700
      70,000   Nashua Corp.+ ...............................           485,800
       7,000   Secom Co. Ltd. ..............................           280,023
     250,000   Securicor plc ...............................           397,087
       3,500   SYNAVANT Inc.+ ..............................             2,835
                                                                --------------
                                                                     6,368,625
                                                                --------------
               METALS AND MINING -- 0.4%
      72,500   Harmony Gold Mining Co. Ltd. ................         1,148,727
      15,000   Harmony Gold Mining Co. Ltd., ADR ...........           234,750
     125,000   Newmont Mining Corp. ........................         3,438,750
      50,000   Placer Dome Inc. ............................           456,500
                                                                --------------
                                                                     5,278,727
                                                                --------------
               PAPER AND FOREST PRODUCTS -- 0.4%
     100,000   MeadWestvaco Corp. ..........................         1,921,000
     170,000   Pactiv Corp.+ ...............................         2,796,500
      10,000   Rayonier Inc. ...............................           419,100
                                                                --------------
                                                                     5,136,600
                                                                --------------
               COMMUNICATIONS EQUIPMENT -- 0.3%
      60,000   Acterna Corp.+ ..............................            24,000
     290,000   Allen Telecom Inc.+ .........................         1,548,600
     510,000   Corning Inc.+ ...............................           816,000
     130,000   Lucent Technologies Inc.+ ...................            98,800
     110,000   Motorola Inc. ...............................         1,119,800
     100,000   Nortel Networks Corp.+ ......................            54,000
      44,000   Scientific-Atlanta Inc. .....................           550,440
                                                                --------------
                                                                     4,211,640
                                                                --------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                           ------
               COMMON STOCKS (CONTINUED)
               CLOSED END FUNDS -- 0.2%
      59,000   Central European Equity Fund Inc. ...........    $      737,500
      18,592   France Growth Fund Inc.+ ....................            98,352
      54,150   Italy Fund Inc. .............................           305,947
      68,000   New Germany Fund Inc.+ ......................           218,960
      70,000   Pimco RCM Europe Fund Inc. ..................           411,600
      40,000   Royce Value Trust Inc. ......................           503,600
                                                                --------------
                                                                     2,275,959
                                                                --------------
               SATELLITE -- 0.1%
     180,323   General Motors Corp., Cl. H+ ................         1,649,955
      34,000   Liberty Satellite & Technology Inc.,
               Cl. A+ ......................................            76,500
     190,000   Loral Space & Communications Ltd.+ ..........            51,300
                                                                --------------
                                                                     1,777,755
                                                                --------------
               COMPUTER SOFTWARE AND SERVICES -- 0.1%
      20,000   Capcom Co. Ltd. .............................           456,711
      10,000   Computer Associates International Inc. ......            96,000
     160,000   EMC Corp.+ ..................................           731,200
      30,000   Genuity Inc., Cl. A+ ........................             8,400
                                                                --------------
                                                                     1,292,311
                                                                --------------
               TRANSPORTATION -- 0.1%
     100,000   AMR Corp.+ ..................................           418,000
      20,000   Grupo TMM SA de CV, Cl. A, ADR+ .............           122,200
       7,500   Kansas City Southern+ .......................            93,000
      29,273   Tsakos Energy Navigation Ltd.+ ..............           319,076
                                                                --------------
                                                                       952,276
                                                                --------------
               COMPUTER HARDWARE -- 0.0%
      26,000   Hewlett-Packard Co. .........................           303,420
      10,000   Xerox Corp.+ ................................            49,500
                                                                --------------
                                                                       352,920
                                                                --------------
               TOTAL COMMON STOCKS .........................     1,011,289,975
                                                                --------------
               PREFERRED STOCKS -- 2.2%
               PUBLISHING -- 1.1%
     770,499   News Corp. Ltd., Pfd., ADR ..................        12,790,281
                                                                --------------
               SPECIALTY CHEMICALS -- 0.5%
     273,500   Hercules Trust I,
                 9.420% Pfd.                                         5,757,175
                                                                  ------------
               TELECOMMUNICATIONS -- 0.3%
      60,000   Allen Telecom Inc.,
                 7.750% Cv. Pfd., Ser. D ...................         2,460,000
      31,000   Broadwing Inc.,
                 6.750% Cv. Pfd., Ser. B ...................           350,300
      21,000   Citizens Communications Co.,
                 5.000% Cv. Pfd. ...........................           686,910
         500   Lucent Technologies Capital Trust I,
                 7.750% Cv. Pfd.+ (b) ......................           112,500
                                                                  ------------
                                                                     3,609,710
                                                                  ------------

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                           ------
               AEROSPACE -- 0.2%
      14,021   Northrop Grumman Corp.,
                 7.000% Cv. Pfd., Ser. B ...................    $    2,005,003
                                                                --------------
               BROADCASTING -- 0.1%
          90   Gray Television Inc.,
                 8.000% Cv. Pfd., Ser. C (b) ...............           900,000
     100,000   ProSieben Sat.1 Media AG, Pfd. ..............           637,421
                                                                --------------
                                                                     1,537,421
                                                                --------------
               AVIATION: PARTS AND SERVICES -- 0.0%
       3,000   Sequa Corp., $5.00 Cv. Pfd. .................           256,800
                                                                --------------
               WIRELESS COMMUNICATIONS -- 0.0%
  10,760,547   Telesp Celular Participacoes SA, Pfd.+ ......             7,440
                                                                --------------
               TOTAL PREFERRED STOCKS ......................        25,963,830
                                                                --------------
 PRINCIPAL
  AMOUNT
  ------
               CORPORATE BONDS -- 0.5%
               ELECTRONICS -- 0.2%
 $ 3,500,000   Agere Systems Inc., Sub. Deb. Cv.,
                 6.500%, 12/15/09 ..........................         1,925,000
                                                                --------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
   1,400,000   Standard Motor Products Inc.,
                 Sub. Deb. Cv.,
                 6.750%, 07/15/09 ..........................         1,078,000
                                                                --------------
               AVIATION: PARTS AND SERVICES -- 0.1%
     933,000   Kaman Corp., Sub. Deb. Cv.,
                 6.000%, 03/15/12 ..........................           856,028
                                                                --------------
               CABLE -- 0.1%
   1,300,000   Charter Communications Inc., Cv.,
                 4.750%, 06/01/06 ..........................           563,875
                                                                --------------
               ENERGY AND UTILITIES -- 0.0%
   1,000,000   Mirant Corp., Sub. Deb. Cv.,
                 2.500%, 06/15/21 ..........................           441,250
                                                                --------------
               WIRELESS COMMUNICATIONS -- 0.0%
     500,000   Nextel Communications Inc.,
                 9.500%, 02/01/11 ..........................           376,250
                                                                --------------
               HOTELS AND GAMING -- 0.0%
     400,000   Hilton Hotels Corp., Sub. Deb. Cv.,
                 5.000%, 05/15/06 ..........................           368,000
                                                                --------------
               CONSUMER PRODUCTS -- 0.0%
   1,000,000   Pillowtex Corp., Sub. Deb.,
                 6.000%, 03/15/12+ (e) .....................                 0
                                                                --------------
               TOTAL CORPORATE BONDS .......................         5,608,403
                                                                --------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                    MARKET
   SHARES                                                            VALUE
   ------                                                           ------
                 RIGHTS -- 0.0%
                 CABLE -- 0.0%
         298     NTL Inc.+ .................................    $            0
                                                                --------------
                 WARRANTS -- 0.0%
                 FOOD AND BEVERAGE -- 0.0%
      62,463     Denny's Corp., expires 01/07/05+ ..........             1,031
                                                                --------------
                 METALS AND MINING -- 0.0%
       5,000     Harmony Gold Mining Co. Ltd., ADR,
                   expires 06/29/03+ .......................            57,450
                                                                --------------
                 TOTAL WARRANTS ............................            58,481
                                                                --------------
 PRINCIPAL
  AMOUNT
  ------
                 U.S. GOVERNMENT OBLIGATIONS -- 4.1%
$ 50,000,000     U.S. Treasury Bills,
                   1.645%++, 10/24/02 ......................        49,947,451
                                                                --------------
                 REPURCHASE AGREEMENTS -- 10.6%
 100,000,000     Agreement with ABN AMRO,
                   1.850%, dated 09/30/02, due
                   10/01/02, proceeds at maturity,
                   $100,000,000 (c) ........................       100,000,000
  27,467,000     Agreement with State Street Bank and
                   Trust Co., 1.800%, dated 09/30/02,
                   due 10/01/02, proceeds at maturity,
                   $27,467,000 (c) .........................        27,467,000
                                                                --------------
                 TOTAL REPURCHASE
                   AGREEMENTS ..............................       127,467,000
                                                                --------------

   TOTAL INVESTMENTS -- 101.6%
     (Cost $1,193,141,051) .................................    $1,220,335,140

   OTHER ASSETS, LIABILITIES
     AND LIQUIDATION VALUE OF
     CUMULATIVE PREFERRED STOCK -- (37.4)% .................      (448,884,260)
                                                                --------------
   NET ASSETS -- COMMON STOCK -- 64.2%
     (133,308,858 common shares outstanding) ...............       771,450,880
                                                                --------------
   NET ASSETS -- PREFERRED STOCK -- 35.8%
     (11,973,100 preferred shares outstanding) .............       429,197,500
                                                                --------------
   TOTAL NET ASSETS -- 100.0% ..............................    $1,200,648,380
                                                                ==============
   NET ASSET VALUE PER COMMON SHARE
     (771,450,880 / 133,308,858 shares outstanding) ........             $5.79
                                                                         =====

  PRINCIPAL                                        SETTLEMENT   NET UNREALIZED
   AMOUNT                                             DATE       APRECIATION
  --------                                         ----------   --------------
                 FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
 $ 7,790,000(d)  Deliver Hong Kong Dollars
                   in exchange for
                   USD 2,627,026 ..............     08/01/03              $863
                                                                          ====

  NOTIONAL                                                        UNREALIZED
   AMOUNT                                                        DEPRECIATION
  --------                                                       ------------
               INTEREST RATE SWAP AGREEMENT -- (0.7)%
 130,000,000     Receive floating rate from Citibank, NA
                   based on the 1-month LIBOR and pay
                   a fixed rate equal to 4.494%
                   Terminates 07/01/07 .....................    $   (8,490,559)
                                                                ==============
-----------------
             For Federal tax purposes:
             Aggregate cost ................................    $1,193,141,051
                                                                ==============
             Gross unrealized appreciation .................    $  251,792,242
             Gross unrealized depreciation .................      (224,597,290)
                                                                --------------
             Net unrealized appreciation ...................    $   27,194,952
                                                                ==============
-----------------
(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt
      from  registration,   normally  to  qualified   institutional  buyers.  At
      September 30, 2002, the market value of Rule 144A securities amounted to $1,190,430 or 0.1% of total net assets.
(c) Collateralized by U.S. Treasury Notes, 7.50% to 8.50%, due 02/15/20 to 11/15/24, market value $128,026,139.
(d)   Principal amount denoted in Hong Kong Dollars.
(e)   Bond in default.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
BDR - Brazilian Depository Receipt.
CVO - Contingent Value Obligation.
RNC - Non-Convertible Savings Shares.
USD - U.S. Dollars.

                                         % OF
                                        MARKET            MARKET
                                         VALUE            VALUE
                                        ------       --------------
       GEOGRAPHIC DIVERSIFICATION
       United States ..............     85.17%       $1,039,302,143
       Europe .....................     10.66           130,130,097
       Asia/Pacific Rim ...........      2.21            26,994,148
       Latin America ..............      1.01            12,349,807
       Canada .....................      0.83            10,175,468
       South Africa ...............      0.12             1,383,477
                                       ------        --------------
       Total Investments ..........    100.0%        $1,220,335,140
                                       ======        ==============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

     It is the  policy of The  Gabelli  Equity  Trust Inc.  ("Equity  Trust") to
automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

     SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.

                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
  FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
  GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

STOCK EXCHANGE LISTING

                                7.25%        7.20%
                 COMMON       PREFERRED    PREFERRED
                 ------       ---------    ---------
NYSE-
Symbol:           GAB          GAB Pr       GAB PrB
Shares
Outstanding:   133,308,858    5,367,900    6,600,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

------------------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: HTTP://WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
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THE GABELLI EQUITY TRUST INC.
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002

                                                                     GBFCM 09/02